UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2019

AMERICAN INTERNATIONAL HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-50912	88-0225318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11222 Richmond Avenue, Suite 195, Houston, Texas 77082

(Address of principal executive offices) (Zip Code)

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: (281) 334-9479

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On October 1, 2019, American International Holdings Corp (“AMIH” or the “Company”) entered into an Employment Agreement with Jesse L. Dickens, Jr. to serve as the Chief Executive Officer of the Company’s newly formed wholly owned subsidiary, Capitol City Solutions USA, Inc. (“CCS”) (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Dickens will receive an annual base salary of $120,000 and shall receive an equity grant in the amount of one million (1,000,000) shares of the Company’s common stock (the “Equity Shares”) pursuant to a vesting period of one-year, of which two-hundred and fifty thousand (250,000) shares are issuable to Mr. Dickens at the signing of the Employment Agreement and the remaining shares issuable as follows: 250,000 shares on January 1, 2020, 250,000 shares on April 1, 2020, and 250,000 shares on July 1, 2020.

In addition, Mr. Dickens shall be eligible to receive cash performance bonuses and additional stock grants or options as determined by the Company from time to time. The Employment Agreement has a one-year term, provided, however, after the end of one year, the agreement will automatically renew for successive one-year terms.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report regarding issuance of shares to Mr. Dickens on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the shares of the Company’s common stock to Mr. Dickens pursuant to the Employment Agreement is exempt from registration under the Securities Act of 1933, as amended (the “Act”), in reliance on exemptions from the registration requirements of the Act in transactions not involved in a public offering pursuant to Section 4(a)(2) of the Act.

Item 7.01 Regulation FD Disclosure.

A press release announcing Mr. Dickens as the Chief Executive Officer of CCS is furnished with this report as Exhibit 99.1.

In accordance with General Instructions B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

(d) Exhibits.

Exhibit No.	Description

1.1	Employment Agreement, dated as of October 1, 2019 by and among American Holdings International Corp., and Jesse L. Dickens, Jr.

99.1	Press Release, dated as of October 8, 2019.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Exchange Act. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance, and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate.

Any forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks more fully described in AMIH’s most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. AMIH assumes no obligation to update any forward-looking information contained in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL HOLDINGS CORP

Dated: October 8, 2019	By:	/s/ Jacob D. Cohen
	Name:	Jacob D. Cohen
Chief Executive Officer